UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2019

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Premier, Inc. (the “Company”) is scheduled to present at the 37th Annual J.P. Morgan Healthcare Conference in San Francisco, California on Wednesday, January 9, 2019 at 1:30 p.m. Pacific Time. The presentation and subsequent breakout question and answer session will be audio webcast live through the investor relations page on the Company’s website at investors.premierinc.com, where presentation slides also will be made available. A webcast replay will be archived on the Company’s website for approximately 90 days.

Pursuant to Regulation FD, the Company hereby furnishes the presentation materials attached as Exhibit 99.1 to this Current Report on Form 8-K, which information is incorporated into this Item 7.01 by this reference. A related press release announcing the Company’s participation in the conference is also attached as Exhibit 99.2 to this Current Report on Form 8-K, which information is incorporated into this Item 7.01 by this reference.

The information in this Current Report on Form 8-K under this Item 7.01, as well as Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

The information included in this Current Report on Form 8-K and any exhibits hereto will not be deemed an admission as to the materiality of any such information.

Use and Definition of Non-GAAP Financial Measures

The financial data contained in the presentation materials attached hereto as Exhibit 99.1 includes financial measures that are not calculated in accordance with generally accepted accounting principles (“Non-GAAP”), including EBITDA, Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted Fully Distributed Net Income, Adjusted Fully Distributed Earnings per Share and Free Cash Flow, each as defined below.

The Company defines EBITDA as net income before interest and investment income, net, income tax expense, depreciation and amortization and amortization of purchased intangible assets. The Company defines Adjusted EBITDA as EBITDA before merger and acquisition related expenses and non-recurring, non-cash or non-operating items and including equity in net income of unconsolidated affiliates. For all Non-GAAP financial measures, the Company considers non-recurring items to be income or expenses and other items that have not been earned or incurred within the prior two years and are not expected to recur within the next two years. Such items include certain strategic and financial restructuring expenses. Non-operating items include gains or losses on the disposal of assets and interest and investment income or expense.

The Company defines Segment Adjusted EBITDA as the segment’s net revenue less cost of revenue and operating expenses directly attributable to the segment, excluding depreciation and amortization, amortization of purchased intangible assets, merger and acquisition related expenses and non-recurring or non-cash items, and including equity in net income of unconsolidated affiliates. Operating expenses directly attributable to the segment include expenses associated with sales and marketing, general and administrative, and product development activities specific to the operation of each segment. General and administrative corporate expenses that are not specific to a particular segment are not included in the calculation of Segment Adjusted EBITDA.

The Company defines Adjusted Fully Distributed Net Income as net income attributable to the Company (i) excluding income tax expense, (ii) excluding the impact of adjustment of redeemable limited partners’ capital to redemption amount, (iii) excluding the effect of non-recurring and non-cash items, (iv) assuming the exchange of all the Class B common units for shares of Class A common stock, which results in the elimination of non-controlling interest in Premier Healthcare Alliance, L.P., and (v) reflecting an adjustment for income tax expense on Non-GAAP fully distributed net income before income taxes at the Company’s estimated effective income tax rate. The Company defines Adjusted Fully Distributed Earnings per Share as Adjusted Fully Distributed Net Income divided by diluted weighted average shares.

The Company defines Free Cash Flow as net cash provided by operating activities less distributions and tax receivable agreement payments to limited partners and purchases of property and equipment. Free Cash Flow does not represent discretionary cash available for spending as it excludes certain contractual obligations such as debt repayments.

Adjusted EBITDA and Free Cash Flow are supplemental financial measures used by the Company and by external users of its financial statements and are considered to be indicators of the operational strength and performance of the Company’s business. Adjusted EBITDA and Free Cash Flow measures allow the Company to assess its performance without regard to financing methods and capital structure and without the impact of other matters that the Company does not consider indicative of the operating performance of its business. More specifically, Segment Adjusted EBITDA is the primary earnings measure the Company uses to evaluate the performance of its business segments.

The Company uses Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted Fully Distributed Net Income and Adjusted Fully Distributed Earnings per Share to facilitate a comparison of its operating performance on a consistent basis from period to period that, when viewed in combination with the Company’s results prepared in accordance with GAAP, provides a more complete understanding of factors and trends affecting its business. The Company believes Adjusted EBITDA and Segment Adjusted EBITDA assist its board of directors, management and investors in comparing the Company’s operating performance on a consistent basis from period to period because they remove the impact of earnings elements attributable to the Company’s asset base (primarily depreciation and amortization) and certain items outside the control of its management team, e.g., taxes, as well as other non-cash (such as impairment of intangible assets, purchase accounting adjustments and stock-based compensation) and non-recurring items (such as strategic and financial restructuring expenses), from the Company’s operating results. The Company believes Adjusted Fully Distributed Net Income and Adjusted Fully Distributed Earnings per Share assist its board of directors, management and investors in comparing its net income and earnings per share on a consistent basis from period to period because these measures remove non-cash (such as impairment of intangible assets, purchase accounting adjustments and stock-based compensation) and non-recurring items (such as strategic and financial restructuring expenses), and eliminate the variability of non-controlling interest that results from member owner exchanges of Class B common units for shares of Class A common stock. The Company believes Free Cash Flow is an important measure because it represents the cash that the Company generates after payment of tax distributions to limited partners and capital investment to maintain existing products and services and ongoing business operations, as well as development of new and upgraded products and services to support future growth. Free Cash Flow allows the Company to enhance stockholder value through acquisitions, partnerships, joint ventures, investments in related businesses and debt reduction.

Despite the importance of these Non-GAAP financial measures in analyzing the Company’s business, determining compliance with certain financial covenants in its Credit Facility, measuring and determining incentive compensation and evaluating its operating performance relative to competitors, EBITDA, Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted Fully Distributed Net Income, Adjusted Fully Distributed Earnings per Share and Free Cash Flow are not measurements of financial performance under GAAP, may have limitations as analytical tools and should not be considered in isolation from, or as an alternative to, net income, net cash provided by operating activities, or any other measure of the Company’s performance derived in accordance with GAAP.

Some of the limitations of the EBITDA, Adjusted EBITDA and Segment Adjusted EBITDA measures include that they do not reflect: the Company’s capital expenditures or its future requirements for capital expenditures or contractual commitments; changes in, or cash requirements for, its working capital needs; the interest expense or the cash requirements to service interest or principal payments under its Credit Facility; income tax payments the Company is required to make; and any cash requirements for replacements of assets being depreciated or amortized.

In addition, EBITDA, Adjusted EBITDA, Segment Adjusted EBITDA and Free Cash Flow are not measures of liquidity under GAAP, or otherwise, and are not alternatives to cash flows from operating activities. Some of the limitations of Adjusted Fully Distributed Net Income and Adjusted Fully Distributed Earnings per Share measures are that they do not reflect income tax expense or income tax payments the Company is required to make. In addition, Adjusted Fully Distributed Net Income and Adjusted Fully Distributed Earnings per Share are not measures of profitability under GAAP.

The Company urges investors to review the reconciliation of these Non-GAAP financial measures included in the Appendix to Exhibit 99.1 of this Form 8-K and in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 (“Form 10-Q”), filed with the United States Securities and Exchange Commission (the “SEC”). To properly and prudently evaluate the Company’s business, investors should review (i) the unaudited consolidated financial statements and related notes included in the Form 10-Q, (ii) the audited consolidated financial statements and related notes included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2018, filed with the SEC, and (iii) the future periodic and current reports the Company files with the SEC, and investors should not rely on any single financial measure to evaluate the Company’s business. In addition, because the EBITDA, Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted Fully Distributed Net Income, Adjusted Fully Distributed Earnings per Share and Free Cash Flow measures are susceptible to varying calculations, such Non-GAAP financial measures, as presented in the presentation materials, may differ from, and may therefore not be comparable to, similarly titled measures used by other companies.

Non-recurring and non-cash items excluded in the Company’s calculation of Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Fully Distributed Net Income consist of stock-based compensation, acquisition related expenses, remeasurement of tax receivable agreement liabilities, enterprise resource planning (ERP) implementation expenses, acquisition related adjustment – revenue, remeasurement gain attributable to acquisition of Innovatix, LLC, loss on disposal of long-lived assets, loss (gain) on FFF put and call rights, impairment on investments and other expense.

Forward-Looking Statements

Statements made in the presentation materials attached hereto as Exhibit 99.1 that are not statements of historical or current facts, including, but not limited to, those related to expected financial performance, growth trends and market uncertainty in our Supply Chain and Performance Services business segments and their respective business units, our ability to implement our strategic priorities, evolving long-term and nearer-term strategies and growth opportunities, cross-selling to our existing and future members, the impact of regulatory developments and uncertainty, anticipated emerging healthcare trends, and our ability to manage through these issues, FY2019 revenue visibility, the statements related to fiscal 2019 outlook and guidance and the assumptions underlying such guidance and Premier’s repurchase activity under its stock repurchase program are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC and made available on the Company’s website at investors.premierinc.com. Forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Premier, Inc. Presentation Materials, dated January 9, 2019

99.2	Press Release of Premier, Inc., dated December 26, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Susan D. DeVore
	Name:	Susan D. DeVore
	Title:	President and Chief Executive Officer

Date: January 9, 2019